UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2016

BIOLASE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36385	87-0442441
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Cromwell

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 361-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 8, 2016, BIOLASE, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

The following exhibit is being furnished as part of this Current Report on Form 8-K:

99.1 Press Release of BIOLASE, Inc., dated November 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase, Inc.

November 8, 2016	By:	/s/ David C. Dreyer

Name: David C. Dreyer
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Biolase, Inc., dated November 8, 2016